PSYK ETF
Schedule of Investments
February 28, 2023 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.9%
		Biotechnology - 70.7% (a)
5,240		ACADIA Pharmaceuticals, Inc. (b)	$108,415
27,893		ATAI Life Sciences NV (b)	46,860
259		Biogen, Inc. (b)	69,894
8,926		Biohaven, Ltd. (b)	136,389
2,584		Denali Therapeutics, Inc. (b)	70,156
11,510		GH Research plc (b)	110,266
20,487		H Lundbeck AS (b)	86,876
22,348		H Lundbeck AS - Class A (b)	85,660
2,687		Intra-Cellular Therapies, Inc. (b)	131,744
14,955		Mind Medicine MindMed, Inc. (b)	55,633
7,072		Myriad Genetics, Inc. (b)	133,802
26,924		NRX Pharmaceuticals, Inc. (b)	27,462
3,663		Sage Therapeutics, Inc. (b)	152,527
685		Sarepta Therapeutics, Inc. (b)	83,659
42,657		Seelos Therapeutics, Inc. (b)	33,699
83,230		VistaGen Therapeutics, Inc. (b)	14,615
			1,347,657
		Healthcare-Services - 0.5%
2,213		Dominari Holdings, Inc. (b)	8,764
		Pharmaceuticals - 28.7% (a)
3,238		Alkermes plc (b)	86,584
8,437		Compass Pathways plc - ADR (b)	69,605
909		Jazz Pharmaceuticals plc (b)	127,624
278		Johnson & Johnson	42,606
661		Neurocrine Biosciences, Inc. (b)	68,149
11,981		Relmada Therapeutics, Inc. (b)	43,132
23,152		Tonix Pharmaceuticals Holding Corporation (b)	16,206
987		UCB SA	85,182
18,733		Zynerba Pharmaceuticals, Inc. (b)	8,654
			547,742
		TOTAL COMMON STOCKS (Cost $2,097,665)	1,904,163

		SHORT-TERM INVESTMENTS - 0.1%
2,059		First American Government Obligations Fund - Class X, 4.37% (c)	2,059
		TOTAL SHORT-TERM INVESTMENTS (Cost $2,059)	2,059
		TOTAL INVESTMENTS - 100.0% (Cost $2,099,724)	1,906,222
		Liabilities in Excess of Other Assets - (0.0)% (d)	(763)
		NET ASSETS - 100.0%	$1,905,459

		Percentages are stated as a percent of net assets.
	ADR	American Depositary Receipt.
	(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of February 28, 2023.
	(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at February 28, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,904,163	$-	$-	$1,904,163
Short-Term Investments	2,059	-	-	2,059
Total Investments in Securities	$1,906,222	$-	$-	$1,906,222
^See Schedule of Investments for breakout of investments by industry.
For the period ended February 28, 2023, the Fund did not recognize any transfers to or from Level 3.